Thornburg Limited Term Municipal Fund California Portfolio
All data as of 12.31.00

Fund facts   Thornburg Limited Term Municipal Fund California Portfolio
                                      Thornburg          Thornburg              Thornburg
                                    Limited Term        Limited Term           Limited Term
                                 Municipal Fund CA    Municipal Fund CA      Municipal Fund CA
                                      A Shares           C Shares                I Shares
SEC Yield                               3.23%             2.86%                   3.63%
Taxable Equiv. Yields                   5.90%             5.22%                   6.63%
NAV                                   $12.75            $12.77                   $12.76
Max. Offering Price                   $12.94            $12.77                   $12.76

Total returns   (Annual Average - After Subtracting Maximum Sales Charge)

One Year                               4.68%             5.92%                   6.71%
Three Year                             3.34%             3.45%                   4.23%
Five Year                              4.04%             3.95%                    N/A
Ten Year                               5.10%              N/A                     N/A
Since Inception                        5.53%             4.29%                   4.95%
Inception Date                        2.19.87           9.1.94                  4.1.97


Taxable equivalent yields assume a 39.6% marginal federal tax rate and a 9.30% state of California marginal tax rate. Portions of the income of the fund may be subject to the alternative minimum tax. The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.
Maximum sales charge of the Fund's Class A Shares is 1.50%.
The data quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders
Dear Fellow Shareholder,
I am pleased to present the semiannual report for the California Portfolio of Thornburg Limited Term Municipal Fund for the six month period ending December 31, 2000. The net asset value of the A shares increased by 16 cents to $12.75 during the period. If you were with us for the entire period, you received dividends of 27.4 cents per share. If you reinvested your dividends, you received 27.7 cents per share. Investors who owned C shares received dividends of 24.9 and 25.1 cents per share, respectively.
The capital markets have reversed course over the last year. Many technology stocks have plummeted in value, while municipal bonds have generally risen. Frenzied economic growth has been replaced with fears of an economic downturn. Yields on long-term municipal bonds dropped substantially through the year, while yields on short-term municipals were virtually unchanged. Investors have found returns in taxable and tax-exempt money market funds to be attractive. Cash balances in these asset classes recently reached $2 trillion! If the Federal Reserve continues to lower the funds rate, money market yields will likely come down. To see a comparison of your Fund vs. money market funds through the most recent ten-year period, please turn to page 16.
Nationwide, municipal bond upgrades by Standard & Poor's outnumbered downgrades by more than three to one. California state tax revenues increased 21% from fiscal year 1999 to 2000. Most of the increase was due to surging personal and corporate income tax revenues. We expect tax revenue growth to slow in the near future due to weakness in the overall economy and, in particular, technology sectors. Meanwhile, the state is facing large infrastructure needs for electricity generation, transportation and earthquake retrofitting. If these projects are primarily undertaken with tax dollars, balancing the state budget will become more challenging. New issues of municipal bonds totaled $199 billion in 2000, 13% lower than 1999 levels, but the decrease was solely attributable to a decline in refundings. With lower interest rates expected in 2001, we expect a rebound in refunding volume. This, combined with a continued strong need for project financing, should lead to an increased supply of new issue municipal bonds in 2001.
Your Thornburg Limited Term California Fund is a laddered bond portfolio, consisting of over 130 municipal obligations from various California municipal borrowers. Approximately 96% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature at par during each of the coming years. As these bonds mature, we look forward to reinvesting the proceeds in similar bonds toward the top of the ladder. The chart on the following page describes the percentages of your fund's bond portfolio maturing in each of the coming years:
                                 % of portfolio    Cumulative %
                                maturing within   maturing by end of
                                 1 years = 11%      year 1 = 10%
                            1 to 2 years = 14%      year 2 = 25%
                            2 to 3 years = 14%      year 3 = 39%
                            3 to 4 years = 8%       year 4 = 47%
                            4 to 5 years = 10%      year 5 = 57%
                            5 to 6 years = 7%       year 6 = 64%
                            6 to 7 years = 10%      year 7 = 74%
                            7 to 8 years = 2%       year 8 = 76%
                            8 to 9 years = 6%       year 9 = 82%
                           9 to 10 years = 13%      year 10 = 95%
At 12/31/00. Portfolio holdings can and do vary over time.

Today, your fund's weighted average maturity is 4.7 years, and we always keep it below 5 years. When bond yields were higher last winter and spring, we extended your average portfolio maturity slightly and improved the structure of your bond ladder. Unless bond yields increase in the coming months, we intend to keep your average portfolio maturity about where it is.
Effective December 31, 2000, Burch Ault stepped down as a director of Limited Term Municipal Fund. Mr. Ault has served capably as a director since 1984, and has acted as Chairman of the Audit Committee during a portion of that time. We thank him.
Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity bonds has allowed your fund to consistently perform well in varying interest rate environments. Your fund has earned Morningstar's 5-star overall rating* for risk-adjusted performance. We would like to attribute this to capable execution of a sensible investment strategy over time. Thank you for investing in Thornburg Limited Term Municipal Fund - California Portfolio. Sincerely,

George Strickland
Managing Director

Past performance cannot guarantee future results.

*Morningstar proprietary ratings on US-domiciled funds reflect historical risk-adjusted performance as of Dec. 31, 2000. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three, five, and ten year (if applicable) annual returns in excess of 90-day US Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day US T-bill returns. The Overall Morningstar Rating(TM) is a weighted average of the fund's three, five and, ten year (if applicable) risk-adjusted performance. The Limited Term Municipal California Fund received five stars for the three and five year periods and four stars for the ten year period ended 12/31/00. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the last 10% receive 1 star. The Fund was rated exclusively against US-domiciled funds. The Fund was rated among 1722, 1479 and 443 municipal funds for the three, five and ten year periods, respectively,


Statement of assets and liabilities

ASSETS ....................................................
Investments at value (cost $91,333,115)                       $94,622,952
Cash ......................................................        50,533
Receivable for investments sold ...........................     2,637,750
Receivable for fund shares sold ...........................        35,674
Interest receivable .......................................     1,572,674
Prepaid expenses and other assets .........................        11,211

         Total Assets .....................................    98,930,794

LIABILITIES
Payable for fund shares redeemed ..........................        32,279
Accounts payable and accrued expenses .....................       124,197
Payable to investment advisor (Note 3) ....................        57,864
Dividends payable .........................................       107,161
         Total Liabilities ................................       321,501

NET ASSETS ................................................   $98,609,293

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($86,664,033
applicable to 6,795,324 shares of beneficial interest
outstanding - Note 4) ....................................   $     12.75

Maximum sales charge, 1.50% of offering
price (1.52% of net asset value per share) ...............          0.19
Maximum Offering Price Per Share .........................   $     12.94

Class C Shares:
Net asset value and offering price per share ($6,326,112
applicable to 495,578 shares of beneficial interest
outstanding - Note 4) ....................................   $     12.77

Class I Shares:
Net asset value, offering and redemption price per share
($5,619,148 applicable to 440,304 shares of beneficial
interest outstanding - Note 4) ...........................   $     12.76

See notes to financial statements.

Statement of operations INVESTMENT INCOME:
Interest income (net of premium amortized of $245,389) ....   $ 2,678,924

EXPENSES:
Investment advisory fees (Note 3) .........................       253,194
Administration fees (Note 3)
         Class A Shares ...................................        55,258
         Class C Shares ...................................         4,441
         Class I Shares ...................................         1,440
Distribution and service fees (Note 3)
         Class A Shares ...................................       110,516
         Class C Shares ...................................        35,278
Transfer agent fees .......................................        48,404
Custodian fees ............................................        42,600
Registration and filing fees ..............................           742
Professional fees .........................................         8,381
Accounting fees ...........................................         2,381
Director fees .............................................         2,990
Other expenses ............................................         7,366

                  Total Expenses ..........................       572,991
Less:
         Expenses reimbursed by investment advisor (Note 3)       (51,800)
         Distribution and service fees waived (Note 3) ....       (13,076)

                  Net Expenses ............................       508,115

                  Net Investment Income ...................     2,170,809

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (Note 5)
Net realized gain on investments sold .....................       115,150
Increase in unrealized appreciation of investments ........     1,143,929

                  Net Realized and Unrealized
                  Gain (Loss) on Investments ..............     1,259,079

                  Net Increase in Net Assets Resulting
                  From Operations .........................   $ 3,429,888

See notes to financial statements .........................


Statement of changes in net assets
                                                                         Six Months Ended      Year Ended
                                                                         December 31, 2000    June 30, 2000
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income ..................................................   $   2,170,809    $   5,099,488
Net realized gain (loss) on investments sold ...........................         115,150         (512,176)
Increase (decrease) in unrealized appreciation of investments ..........       1,143,929       (1,124,684)

         Net Increase (Decrease) in Net Assets Resulting from Operations       3,429,888        3,462,628

DIVIDENDS TO SHAREHOLDERS: .............................................
From net investment income
Class A Shares .........................................................      (1,898,854)      (4,354,634)
         Class C Shares ................................................        (138,454)        (296,223)
         Class I Shares ................................................        (133,501)        (448,631)

FUND SHARE TRANSACTIONS (Note 4): ......................................
         Class A Shares                                                       (4,470,736)     (22,446,640)
         Class C Shares ................................................      (1,172,500)        (382,747)
         Class I Shares ................................................        (245,520)      (6,745,818)

                  Net Increase (Decrease) in Net Assets ................      (4,629,677)     (31,212,065)

NET ASSETS: ............................................................
         Beginning of period                                                 103,238,970      134,451,035

         End of period .................................................   $  98,609,293    $ 103,238,970


See notes to financial statements ......................................

Notes to financial statements
Note 1 - Organization
Thornburg Limited Term Municipal Fund, Inc. (the "Fund") was incorporated in Maryland on February 14, 1984. The Fund was reorganized in 1986 as a series investment company with separate investment portfolios. The current portfolios are as follows: National Portfolio and California Portfolio (the "Portfolio"). The Fund is an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to obtain as high a level of current income exempt from federal income tax as is consistent with preservation of capital. In addition, the California Portfolio will invest primarily in Municipal Obligations originating in California with the object of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.
The Portfolio currently offers three classes of shares of beneficial interest, Class A, Class C and Institutional Class (Class I) shares. Each class of shares of the Portfolio represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Portfolio may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Portfolio are limited to distribution fees, administrative fees, and certain transfer agent expenses.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining the net asset value of the Portfolio, the Fund utilizes an independent pricing service approved by the Board of Directors. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Portfolio are reviewed by the officers of the Fund under the general supervision of the Board of Directors. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value.
Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore, no provision for Federal income tax is required. Dividends paid by the Portfolio for the six months ended December 31, 2000 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security for the Portfolio, on a when-issued basis, the Portfolio will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Portfolio of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Portfolio's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. Dividends: Net investment income of the Portfolio is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Portfolio at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.
General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.
Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Note 3 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the six months ended December 31, 2000, these fees were payable at annual rates ranging from 1/2 of 1% to 9/40 of 1% of the average daily net assets of the Portfolio. The Fund also has entered into an Administrative Services agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Portfolio's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the six months ended December 31, 2000, the Adviser voluntarily reimbursed certain operating expenses amounting to $51,800.
The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Portfolio shares. For the six months ended December 31, 2000 the Distributor earned commissions aggregating $532 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,387 from redemptions of Class C shares of the Portfolio.
Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser amounts not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Portfolio for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Portfolio's shares.
The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Portfolio's Class C shares, under which the Fund can compensate the Distributor for services in promoting the sale of Class C shares of the Portfolio at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Portfolio under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the six months ended December 31, 2000 are set forth in the statement of operations.
Certain officers and directors of the Fund are also officers and /or directors of the Adviser and the Distributor. The compensation of unaffiliated directors is borne by the Fund.

Notes to financial statements . . . continued Note 4 - Shares of Beneficial Interest

At December 31, 2000, there were an unlimited number of shares of beneficial interest authorized and capital paid-in aggregated $96,549,378. Transactions in shares of beneficial interest were as follows:

                                  Six Months Ended December 31, 2000    Year Ended June 30, 2000
Class A Shares                          Shares        Amount           Shares       Amount
Shares sold ....................        371,160    $  4,699,291         615,512    $  7,748,226
Shares issued to shareholders in
reinvestment of distributions           102,292       1,296,138         245,252       3,090,680
Shares repurchased .............       (827,032)    (10,466,165)     (2,641,614)    (33,285,546)

Net Increase (Decrease) ........       (353,580)   $ (4,470,736)     (1,780,850)   $(22,446,640)

Class C Shares
Shares sold ....................          4,517    $     57,208          95,296    $  1,206,569
Shares issued to shareholders
in reinvestment of distributions          7,873          99,844          17,330         218,603
Shares repurchased .............       (104,769)     (1,329,552)       (143,131)     (1,807,919)

Net Increase (Decrease) ........      (92,379)$      (1,172,500)        (30,505)   $   (382,747)

Class I Shares
Shares sold ....................         64,672    $    821,169         213,006    $  2,694,520
Shares issued to shareholders in
reinvestment of distributions             9,669         122,532          34,055         429,755
Shares repurchased .............        (93,923)     (1,189,221)       (785,126)     (9,870,093)

Net Increase (Decrease) ........        (19,582)  $    (245,520)       (538,065)   $ (6,745,818)

Note 5 - Securities Transactions
For the six months ended December 31, 2000, the Portfolio had purchase and sale transactions (excluding short-term securities) of $7,605,629 and $19,928,527, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At December 31, 2000 the net unrealized appreciation was $3,289,836, resulting from gross unrealized appreciation of $3,299,527 and $9,691 gross unrealized depreciation.
Accumulated net realized losses from security transactions included in net assets at December 31, 2000 aggregated $1,229,921. At December 31, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:
Capital loss carryovers expiring in:
         2001     $          2,000
         2002              314,000
         2003               94,000
         2004              374,000
         2008              206,000
                  $        990,000
At December 31, 2000, the Fund had deferred capital losses occurring subsequent to October 31, 1999, of $327,000. For tax purposes, such losses will be reflected in the year ended June 30, 2001.

FINANCIAL HIGHLIGHTS
                                                       Six Months Ended                           Year Ended June 30:
                                                      December 31, 2000        2000       1999       1998      1997      1996
CLASS A SHARES:
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .............  $       12.59     $       12.75  $   12.90    $  12.75   $ 12.64  $ 12.61
    Income from investment operations:
         Net investment income ...................           0.27              0.54      0.53         0.55      0.57     0.58
         gain (loss) on investments                          0.16             (0.16)    (0.15)        0.15      0.11     0.03
Total from investment operations .................           0.43              0.38      0.38         0.70      0.68     0.61
Less dividends from:
         Net investment income ...................          (0.27)            (0.54)    (0.53)       (0.55)    (0.57)   (0.58)
Change in net asset value ........................           0.16             (0.16)    (0.15)        0.15      0.11     0.03
Net asset value, end of period ...................  $       12.75     $       12.59  $  12.75     $  12.90   $ 12.75  $ 12.64

TOTAL RETURN (a) .................................           3.48%             3.10%     2.97%        5.57%     5.47%    4.94%
RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
         Net investment income ......................        4.30%(b)          4.28%     4.11%        4.25%     4.47%    4.59%
         Expenses, after expense reductions                  0.99%(b)          0.99%     0.99%        1.00%     1.00%    1.00%
         Expenses, before expense reductions                 1.07%(b)          1.01%     1.02%        1.04%     1.03%    1.05%
Portfolio turnover rate .............................        7.75%            21.34%    21.71%       21.21%    20.44%   22.68%

Net assets at end of period (000) ..................$       86,664   $        90,035 $ 113,835   $  122,231  $ 94,253 $ 94,379



(a) Sales loads are not reflected in computing total return ...
(b) Annualized ................................................


CLASS C SHARES:                                         Six Months Ended                        Year Ended June 30:
Per share operating performance                         December 31, 2000     2000      1999        1998       1997      1996
(for a share outstanding throughout the period)
Net asset value, beginning of period .................   $   12.61     $      12.76  $  12.91   $   12.76    $ 12.65  $ 12.62
Income from investment operations:
                  Net investment income ..............        0.25             0.49      0.48        0.50       0.52     0.53
                  Net realized and unrealized
                  gain (loss) on investments .........        0.16            (0.15)    (0.15)       0.15       0.11     0.03

Total from investment operations .....................        0.41             0.34      0.33        0.65       0.63     0.56

Less dividends from:
                  Net investment income ..............       (0.25)           (0.49)    (0.48)      (0.50)     (0.52)   (0.53)

Change in net asset value ............................        0.16            (0.15)    (0.15)       0.15       0.11     0.03

Net asset value, end of period .......................   $   12.77     $      12.61  $  12.76     $ 12.91     $12.76  $ 12.65

TOTAL RETURN (a) .....................................       3.27%             2.73%     2.56%       5.14%      5.06%    4.46%

RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
                  Net investment income ..............      3.90%(b)          3.88%        3.70%       3.85%    4.06%    4.16%
                  Expenses, after expense reductions .      1.40%(b)          1.40%        1.40%       1.40%    1.40%    1.43%
                  Expenses, before expense reductions       2.00%(b)          1.94%        1.92%       1.97%    2.15%    2.92%

Portfolio turnover rate ..............................      7.75%            21.34%       21.71%      21.21%   20.44%   22.68%

Net assets at end of period (000) ....................   $   6,326      $    7,411    $   7,892   $   7,843  $ 5,882  $  2,444


(a) Sales  loads are not  reflected  in  computing  total  return,  which is not annualized for periods less than one year ......................
(b) Annualized


CLASS I SHARES:                                      Six Months Ended                   Year Ended
Per share operating performance                     December 31, 2000         2000        1999         1998      1997(a)
(for a share outstanding throughout the period)
Net asset value, beginning of period .................  $  12.60         $   12.75  $     12.90    $   12.75   $ 12.64
Income from investment operations:
                  Net investment income ...............     0.30              0.58         0.58         0.59      0.15
                  Net realized and unrealized
                  gain (loss) on investments ..........     0.16             (0.15)       (0.15)        0.15      0.11

Total from investment operations ......................     0.46              0.43         0.43         0.74      0.26
Less dividends from:
                  Net investment income ...............    (0.30)            (0.58)       (0.58)       (0.59)    (0.15)

Change in net asset value .............................     0.16             (0.15)       (0.15)        0.15      0.11

Net asset value, end of period .......................  $  12.76     $       12.60  $     12.75     $  12.90   $ 12.75

TOTAL RETURN (b) ......................................     3.66%             3.50%        3.33%        5.93%     2.07%

RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
                  Net investment income ...............     4.64%(c)          4.60%        4.45%        4.60%     4.77%(b)
                  Expenses, after expense reductions ..     0.65%(c)          0.65%        0.65%        0.65%     0.63%(b)
                  Expenses, before expense reductions .     0.99%(c)          0.79%        0.78%        0.92%     1.32%(b)

Portfolio turnover rate ...............................     7.75%            21.34%       21.71%       21.21%    20.44%

Net assets at end of period (000) ..................... $   5,619      $     5,793    $   12,724    $   8,284   $ 3,949


(a)  Sales of Class I shares commenced on April 1, 1997
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year
(c) Annualized


Schedule of investments
CUSIPS:  Class A - 532-723-202, Class C - 532-723-707, Class I - 532-723-889
NASDAQ Symbols:  Class A - LTCAX, Class C - LTCCX (proposed) , Class I - LTCIX

 Principal                                                                                    Credit Rating+
  Amount                 Issuer-Description                                                     Moody's/S&P           Value

1,000,000                Alameda County Certificates of Participation, 6.25% due 6/1/2006,         A2/NR             $1,052,390
                         pre-refunded 6/1/99 @ 102
295,000                  Alum Rock Union Elementary School District General Obligation Refunding   Aaa/AAA           353,501
                         Bonds, 8.00% due 9/1/2006 (Insured: FGIC)
380,000                  Alum Rock Union Elementary School District General Obligation Refunding   Aaa/AAA           465,713
                         Bonds, 8.00% due 9/1/2007 (Insured: FGIC)
1,000,000                Berkeley Health Facility Revenue, 6.55% due 12/1/2022, pre-refunded       A2/A+             1,068,890
                         12/1/02 @ 102 (Alta Bates Medical Center Project)
1,805,000                California Educational Facilities Authority Revenue, 5.60% due            Aa2/AA+           1,859,240
                         10/1/2002 (U.S.C. Project)
160,000                  California Educational Facilities Authority Revenue, 6.10% due 6/1/2008   Baa2/NR           169,472
                         (Keck Graduate Institute Project)
170,000                  California Educational Facilities Authority Revenue, 6.10% due 6/1/2009   Baa2/NR           180,557
                         (Keck Graduate Institute Project)
500,000                  California Educational Facilities Authority Revenue Series 1993, 5.15%    A1/NR             514,665
                         due 9/1/2003 (Santa Clara University Project)
700,000                  California Health Facilities Financing Revenue, 6.40% due 10/1/2005       A1/AA-            738,514
500,000                  California HFA Revenue, 5.30% due 5/15/2004 (Downey Community Hospital    NR/BBB+           500,195
                         Project)
670,000                  California HFA Revenue Series 1985-B, 9.875% due 2/1/2017                 Aa/AA-            697,638
1,000,000                California HFA Secured Revenue Series 1991, 6.65% due 9/1/2001 (Good      Ba1/BBB-          1,005,840
                         Samaritan Hospital Project)
10,000                   California HFA Single Family Mortgage Revenue Series 1982-A, 10.00% due   Aa/AA-            10,005
                         2/1/2002
1,220,000                California Infrastructure & Economic, 5.35% due 12/1/2009 (American       NR/A              1,296,396
                         Center For Wine Food Arts Project; Insured: ACA)
2,650,000                California Pollution Control Solid Waste Authority, 6.75% due 7/1/2011    Aaa/NR            2,932,675
                         (ETM)
370,000                  California Rural HMFA Single Family Mortgage Revenue, 5.25% due           NR/AAA            380,197
                         6/1/2010
200,000                  California Rural HMFA Single Family Mortgage Revenue, 5.65% due           NR/AAA            207,366
                         6/1/2010
500,000                  California State, 6.40% due 2/1/2006 (Insured: MBIA)                      Aaa/AAA           554,250
2,000,000                California State, 7.50% due 10/1/2007 (Insured: MBIA)                     Aaa/AAA           2,398,180
1,500,000                California State, 5.50% due 3/1/2012                                      Aaa/AAA           1,577,130
300,000                  California State General Obligation, 6.75% due 5/1/2002                   Aa2/AA            311,268
500,000                  California State General Obligation, 9.50% due 5/1/2003                   Aa2/AA            560,595
1,000,000                California State General Obligation, 9.50% due 2/1/2010                   Aa2/AA            1,372,710
5,000                    California State Public Works High Technology, 7.375% due 4/1/2006        Aa2/A+            5,434
1,000,000                California State Refunding, 5.75% due 10/1/2010                           Aa2/AA            1,120,400
46,065                   California State Veterans General Obligation Amortizing Coupon            NR/NR             47,558
                         M-COATES, 7.30% due 10/1/2001
1,000,000                California Statewide Community Development Authority Certificate of       NR/NR             1,059,700
                         Participation, 5.90% due 4/1/2009, pre-refunded 4/1/03
1,000,000                California Statewide Community Development Authority Certificates of      Aaa/AAA           999,930
                         Participation, 1.55% due 1/1/2001 (Motion Picture and Televison Fund
                         Project; Insured: AMBAC)
735,000                  California Statewide Community Development Authority Insured Health       NR/AAA            745,812
                         Facilities Revenue Series 1992, Certificate of Participation, 6.40% due
                         5/1/2002 (Eskaton Properties Incorporated Phase II Project) (ETM)
1,000,000                California Statewide Community Development Authority Insured Health       NR/NR             1,048,800
                         Facility Revenue Series 1996-A, 6.00% due 9/1/2004 (San Gabriel Medical
                         Center Project)
595,000                  California Statewide Community Development Authority Revenue, 5.125%      Aaa/AAA           628,213
                         due 6/1/2008 (Louisiana Orthopaedic Hospital Foundation  Project;
                         Insured: AMBAC)
1,390,000                California Veteran Affairs Home Purchases Revenue Series A, 6.55% due     Aa2/AA-           1,412,810
                         8/1/2001 (ETM)
1,000,000                Capistrano Unified School District Number 92-1 Community Facilities       NR/NR             1,168,890
                         District Special Tax, 7.10% due 9/1/2021
205,000                  Central Valley School Districts Financing Authority, 0% due 2/1/2007      Aaa/AAA           158,688
                         (Insured: MBIA)
1,000,000                Coalinga Certificates Participation, 7.00% due 4/1/2010                   NR/A-             1,016,220
1,000,000                Duarte Certificates of Participation, 6.25% due 4/1/2023, pre-refunded    Baa1/AAA          1,070,560
                         4/1/03 @ 102  (Hope National Medical Center Project)
3,015,000                Escondido Multi Family Housing Revenue Refunding Bond Series 1997-A,      NR/AAA            3,098,093
                         5.40% due 1/1/2027 put 7/1/07 (Terrace Gardens Project; Collateralized:
                         FNMA)
315,000                  Foothill De Anza Community College District Certificates of               NR/A-             336,902
                         Participation, 7.35% due 3/1/2007
575,000                  Hawaiian Gardens California Redevelopment Agency Refunding, 5.50% due     NR/BBB+           598,167
                         12/1/2008
1,000,000                Hawaiian Gardens Redevelopment Agency Project Tax Allocation, 0% due      NR/BBB-           364,200
                         12/1/2016
635,000                  Inglewood Certificates Participation, 6.80% due 8/1/2001                  Baa3/BBB-         646,328
690,000                  Inglewood Certificates Participation, 6.90% due 8/1/2002                  Baa3/BBB-         716,193
400,000                  Irvine Improvement Bond Act 1915, 3.70% due 9/2/2020                      VMIG1/A1+         400,000
300,000                  Irvine Improvement Bond Act 1915 Adjusted Assessment District Number      VMIG1/A-1         300,000
                         878, 3.70% due 9/2/2024 put 1/1/01  (daily demand notes)
450,000                  Irvine Ranch Water District Variable Consolidated Bonds, 3.70% due        NR/A1+            450,000
                         10/1/2005 put 1/1/01  (daily demand notes)
1,000,000                Irwindale Community Redevelopment Agency, 6.60% due 8/1/2018,             Baa3/NR           1,113,450
                         pre-refunded 8/1/05
165,000                  Kern High School District, 7.00% due 8/1/2010  (ETM)                      A/NR              202,175
680,000                  Kern High School District Series B, 9.00% due 8/1/2006  (ETM)             Aaa/AAA           853,386
250,000                  Los Angeles Certificates of Participation, 1.00% due 9/1/2003             A2/A-             221,738
835,000                  Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009            NR/A              858,288
                         (Cinerama Dome Public Parking Project; Insured: ACA)
435,000                  Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010            NR/A              471,427
                         (Cinerama Dome Public Parking Project; Insured: ACA)
5,000                    Los Angeles Convention & Exhibition Center, 9.00% due 12/1/2020,          Aaa/AAA           6,147
                         pre-refunded 12/1/05
500,000                  Los Angeles County Certificates of Participation, 0% due 10/1/2001        Baa1/A-           483,145
245,000                  Los Angeles County Certificates of Participation, 0% due 10/1/2002        Baa1/A-           225,890
700,000                  Los Angeles County Certificates of Participation, 0% due 4/1/2003         Baa1/A-           629,671
1,500,000                Los Angeles Unified School District Certificate of Participation, 6.30%   A2/A              1,544,655
                         due 6/1/2002
500,000                  Los Angeles Water and Power, 9.00% due 9/1/2004                           Aa3/A+            570,065
375,000                  Marysville Hospital Revenue, 6.00% due 1/1/2004 (Freemont - Rideout       Aaa/AAA           397,890
                         Health Group Project; Insured: AMBAC)
485,000                  Mayers Memorial Hospital District Health Facilities Revenue Insured       NR/AA-            502,838
                         Series A, 5.375% due 6/1/2009
1,205,000                Moorpark Mobile Home Park Revenue Series A, 5.80% due 5/15/2010 (Villa    NR/A              1,248,091
                         Delaware Arroyo Project; Insured: ACA)
330,000                  New Haven USD Certificates of Participation, 7.30% due 12/1/2001          NR/A-             330,875
355,000                  New Haven USD Certificates of Participation, 7.30% due 12/1/2002          NR/A-             355,877
380,000                  New Haven USD Certificates of Participation, 7.40% due 12/1/2003          NR/A-             380,969
410,000                  New Haven USD Certificates of Participation, 7.40% due 12/1/2004          NR/A-             411,045
360,000                  Northern California Power Agency Public Power Revenue, 5.65% due          Baa2/A-           395,457
                         7/1/2007 (Geothermal Project 3 A) (ETM)
340,000                  Northern California Power Agency Public Power Revenue, 5.65% due          Baa2/A-           361,447
                         7/1/2007
100,000                  Oakland Redevelopment Agency, 7.40% due 5/1/2007 (Insured: AMBAC)         Aaa/AAA           101,282
1,000,000                Orange County Airport Revenue Bond, 6.00% due 7/1/2007 (Insured: MBIA)    Aaa/AAA           1,092,030
1,550,000                Orange County Local Transportation Authority Sales Tax Rev, 5.70% due     Aa2/AA+           1,606,838
                         2/15/2003
1,050,000                Orange County Local Transportation Authority Sales Tax Rev, 5.75% due     Aa2/AA+           1,090,982
                         2/15/2004
510,000                  Orange County Local Transportation Authority Sales Tax Rev, 6.00% due     Aa2/AA+           555,854
                         2/15/2006
900,000                  Orange County Local Transportation Authority Sales Tax Revenue, 5.50%     Aa2/AA+           902,034
                         due 2/15/2001
1,435,000                Orange County Multi Family Housing Revenue, 5.60% due 10/1/2027,          NR/AAA            1,455,205
                         mandatory put 10/1/05 (Villa Santiago Rehab Project; FNMA:
                         Collateralized)
2,000,000                Orange County Recovery Certificates of Participation Series A, 5.50%      Aaa/AAA           2,048,400
                         due 7/1/2002 (Insured: MBIA)
1,100,000                Orange County Refunding Recovery, 5.10% due 6/1/2002 (Insured : MBIA)     Aaa/AAA           1,119,888
2,000,000                Orange County Refunding Recovery, 6.50% due 6/1/2004 (Insured: MBIA)      Aaa/AAA           2,161,680
2,000,000                Orange County Refunding Recovery, 6.50% due 6/1/2005 (Insured: MBIA)      Aaa/AAA           2,201,600
1,085,000                Orange County Unrefunded Balance Refunding Recovery A, 5.20% due          Aaa/AAA           1,117,517
                         6/1/2003 (Insured: MBIA)
510,000                  Paramount Unified School District Certificates of Participation, 0% due   Aaa/AAA           525,575
                         9/1/2014 (Insured: FSA)
1,000,000                Piedmont Unified School District Series B, 0% due 8/1/2013                Aa3/NR            503,890
1,000,000                Pleasanton Unified School District Series B, 0% due 8/1/2016 (Insured:    Aaa/AAA           431,020
                         MBIA)
580,000                  Pomona Unified School District General Obligation, 5.35% due 2/1/2005     Aaa/AAA           609,916
                         (Insured: MBIA)
340,000                  Pomona Unified School District General Obligation, 5.40% due 8/1/2005     Aaa/AAA           360,203
                         (Insured: MBIA)
320,000                  Pomona Unified School District Refunding Series A, 6.10% due 2/1/2010     Aaa/AAA           365,270
                         (Insured: MBIA)
500,000                  Richmond Joint Powers Financing Authority Revenue Series A, 5.20% due     NR/A              517,555
                         5/15/2005
560,000                  Sacramento County Sanitation District Financing Authority Revenue         Aa3/AA            626,226
                         Series A, 5.75% due 12/1/2009
295,000                  Sacramento Financing Authority Series 1991, 6.30% due 11/1/2002           A2/A+             305,906
860,000                  Sacramento Multi Family Housing Revenue, 5.875% due 2/1/2008 put          NR/AAA            860,731
                         12/1/03 (Fairways 1 Apartments Project; Collateralized: FNMA)
1,000,000                Sacramento Transportation Authority Certificate of Participation, 6.25%   A1/NR             1,003,800
                         due 3/1/2001
2,000,000                Salinas Redevelopment Agency Tax Allocation Series A, 0% due 11/1/2022    Aaa/AAA           614,520
                         (Insured: FSA)
175,000                  San Bernardino County Transportation Authority Sales Tax Revenue Series   Aaa/AAA           182,175
                         A, 6.00% due 3/1/2010 (Insured: FGIC)
500,000                  San Diego County Certificates Participation Refunding, 6.50% due          A1/A+             516,160
                         8/1/2007 (Interim Justice Facilities Project)
1,800,000                San Diego County Water Authority Certificate of Participation, 6.125%     Aa3/AA-           1,849,014
                         due 5/1/2003
1,000,000                San Francisco Bay Area Transit Bridge Toll Notes, 5.625% due 8/1/2006     NR/A              1,054,500
                         (Insured: ACA)
30,000                   San Francisco City and County Redevelopment Mortgage Revenue Series       Aaa/AAA           30,052
                         Sec. 8, 6.125% due 7/1/2002 (Insured: MBIA/FHA)
895,000                  San Joaquin County Certificates of Participation, 5.90% due 9/1/2003      A2/A-             942,041
                         (General Hospital Project)
2,200,000                San Jose Evergreen Community College District Series C, 0% due 9/1/2011   Aaa/AAA           1,322,112
                         (Insured: AMBAC)
2,000,000                Santa Ana Multi Family Housing Revenue Bonds Series B, 5.65% due          NR/AAA            2,055,400
                         11/1/2021 put 11/1/06 (FNMA Collateralized)
500,000                  Santa Clara Certificates of Participation, 7.75% due 2/1/2002 (Insured:   Aaa/AAA           521,005
                         MBIA)
315,000                  Santa Monica Community College District Certificates of Participation,    NR/A              319,029
                         7.65% due 5/1/2001 (Rancho Corrales Project)
575,000                  Seal Beach Redevelopment Agency Mobile Home Park Revenue Series A,        NR/A              582,464
                         5.20% due 12/15/2013 (Insured: ACA)
750,000                  Snowline Joint Unified School District Certificates of Participation,     NR/BBB            795,487
                         7.25% due 4/1/2018, pre-refunded 4/01/02 @ 102
1,435,000                South Orange County Public Finance Authority Special Tax Revenue, 7.00%   Aaa/AAA           1,615,394
                         due 9/1/2005 (Insured: MBIA)
190,000                  Southern California Public Power Authority Project Revenue Unrefunded     A2/A              192,818
                         Balance, 6.75% due 7/1/2001
1,980,000                Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due         NR/AAA            2,052,864
                         8/1/2029 put 8/1/09 (Continental Gardens Project; Collateralized: FNMA)
500,000                  Sulphur Springs Union School District General Obligation, 5.70% due       NR/A              501,625
                         3/1/2001
450,000                  Sunline Transit Agency Certificate of Participation California Transit    A2/NR             459,567
                         Finance Corporation Series A, 5.50% due 7/1/2002
900,000                  Sweetwater Union High School District COP, 6.40% due 11/1/2001            Baa1/BBB+         910,557
1,000,000                Tracy Certificates of  Participation, 7.00% due 10/1/2027, pre-refunded   NR/NR             1,044,200
                         10/1/01
1,600,000                University of California Regents Certificates of Participation Series     Aaa/AAA           1,641,744
                         1996, 5.45% due 6/1/2003 (Various Capital Projects; Insured: MBIA)
870,000                  University of California Research Facilities Revenue, 5.25% due           NR/AA-            884,973
                         9/1/2002
800,000                  Walnut Valley Unified School District, 9.00% due 8/1/2006  (ETM)          Aaa/AAA           1,005,360
1,000,000                Walnut Valley Unified School District, 8.75% due 8/1/2010  (ETM)          Aaa/AAA           1,371,120
245,000                  Walnut Valley Unified School District Series A, 6.70% due 8/1/2005        Aaa/AAA           272,472
                         (Insured: MBIA)
250,000                  Walnut Valley Unified School District Series A, 6.80% due 2/1/2007        Aaa/AAA           286,265
                         (Insured: MBIA)
250,000                  Walnut Valley Unified School District Series A, 6.90% due 2/1/2008        Aaa/AAA           291,837
                         (Insured: MBIA)
100,000                  Walnut Valley Unified School District Series A, 7.00% due 8/1/2008        Aaa/AAA           118,387
                         (Insured: MBIA)
450,000                  Washington Township Health Care District Revenue, 5.00% due 7/1/2009      A2/NR             461,597

                         TOTAL INVESTMENTS (Cost $91,333,115)                                                        $ 94,622,952


+Credit ratings are unaudited.
See notes to financial statements.


Index Comparisons
LIMITED TERM CALIFORNIA FUND
Index Comparison
Compares performance of Limited Term California Fund, the Lehman 5-Year General Obligation Bond Index and the Consumer Price Index for periods ending December 31, 2000. On December 31, 2000, the weighted average securities ratings of both the Index and the Fund were AA and the weighted average portfolio maturities of the Index and the Fund were 5.0 years and 4.8 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

Class A Shares
Average Annual Total Returns (at max. offering price) (periods ending 12.31.00)
One year:                  4.68%
Five years:                4.04%
Ten years:                 5.10%
Since inception (2.19.87)  5.53%



Class C Shares
Average Annual Total Returns (periods ending 12.31.00)
One year:                  5.92%
Five years:                3.95%
From inception (9.1.94):   4.29%


Class I Shares
Average Annual Total Returns (periods ending 12.31.00)
One year:                  6.71%
Three years:               4.23%
Since inception (4.1.97)   4.95%



Thornburg limited term municipal fund
CALIFORNIA portfolio - a shares
Outperformed Taxable and Tax-Free Money Market Funds

Investors sometimes ask us to compare Limited Term Municipal California Fund to money market fund returns. These investments have certain differences, and investors in Limited Term Municipal California Fund took more risk than money market fund investors to earn their higher returns.

Return from a $100,000 investment 12.31.90 through 12.31.00 (after sales charges and fund expenses)

$32,350
Donoghue's California Tax-free Money Market Fund Average

$33,594
Donoghue's Taxable Money Market Fund Average
(after taxes)

$66,225
Thornburg Limited Term
Municipal Fund -
California Portfolio
(after capital gains taxes)

The chart above is for the Fund's Class A Shares only. Class C and Class I Shares have different sales charges and expenses. See the inside front cover page for the 30-day SEC yield and the total returns at the maximum offering prices for one year, five years, ten years, and since inception for each class of shares of the Fund. Note 1: Future increases, if any, of any of these investments may bear no relationship to prior increases. Quotations for the money fund averages are based upon 30-day yield quotations for taxable and tax-exempt money funds as quoted in "Donoghue's Money Fund Report" for the months covered by this analysis. The increase for the Class A Shares of Limited Term Municipal Fund - California Portfolio is based upon the dividends paid for the months covered by this analysis, the beginning offering price at $12.40 per share and the ending NAV at $12.75 per share. These investments returned the $100,000 initial investment in addition to the amounts shown above. Note 2: This analysis does not take into account the effect, if any, caused by state and local income taxes. This analysis also assumes the income from the taxable money fund is taxed at a 39.6% rate and a 9.30% state of California marginal tax rate from 1993 to 2000. The portion of the increase, if any, of Limited Term Municipal California Fund representing appreciation of the share price is assumed to be taxed at a 20% federal tax rate. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in these money fund averages.
Note 3: Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Limited Term Municipal California Fund invests in short-to-intermediate maturity municipal obligations. The net asset value of the money funds did not flucuate. The net asset value of the Class A Shares of LTCAX did vary from time to time, and will continue to vary in the future do to effect of changes in interest rates on the value of the investments the Fund holds. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Redemptions are made at the then current net asset value, which may give you a gain or loss when you sell your shares.
Note 4: This analysis assumes that the dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. Limited Term Municipal California Fund also declares dividends daily and pays them monthly.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200